UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2011

AIR METHODS CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-16079	84-0915893
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

7301 South Peoria, Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 792-7400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

See the disclosure contained in Item 2.03 below, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 5, 2011, Air Methods Corporation (the “Company”) entered into an Amended and Restated Revolving Credit, Term Loan and Security Agreement (the “Amended Credit Facility”) by and among the Company, certain of the Company’s subsidiaries, certain lender parties named therein, KeyBank National Association, as Administrative Agent for the lenders, Joint Lead Arranger and Sole Book Runner, PNC Bank, National Association, as Joint Lead Arranger and Documentation Agent, BBVA Compass Bank, as Joint Lead Arranger and Co-Syndication Agent, and Bank of America, N.A., as Joint Lead Arranger and Co-Syndication Agent.

The Amended Credit Facility has a five-year term and provides for a $100 million revolving line of credit and subject to the completion of Air Methods’ acquisition of Omniflight Helicopters, Inc. (Omniflight) and other standard closing conditions, a $200 million term loan.  The Amended Credit Facility replaces the Company’s current revolving line of credit of $50 million and its $50 million term loan, which were scheduled to mature in September 2012.  The Amended Credit Facility allows the Company to increase the revolving line of credit and/or the term loan by up to an additional $50 million in the future, subject to lender participation.  The Amended Credit Facility is secured by assets of the Company and certain of its subsidiaries.

The Company and certain of its subsidiaries are borrowers under the Amended Credit Facility.  Borrowings under the Amended Credit Facility are available to the borrowers for working capital, acquisitions (including the Omniflight acquisition), repayment of existing debt and other general corporate purposes.  The Amended Credit Facility contains customary restrictive and financial covenants, including covenants regarding the Company’s outstanding indebtedness and maximum leverage and fixed charge coverage ratios, as well as customary conditions for borrowings under the revolving loan facility and customary event of default provisions.

The foregoing is a summary of the material terms and conditions of the Amended Credit Facility and not a complete description of the Amended Credit Facility.  Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Amended Credit Facility attached to this Current Report as Exhibit 10.1, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On July 5, 2011, the Company issued a press release announcing (i) execution of the Amended Credit Facility; and (ii) that the Company voluntarily withdrew its premerger notification and report under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 filed on June 6, 2011 in connection with the Company’s contemplated acquisition of Omniflight.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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The information in this Item 7.01, including the information set forth in Exhibit 99.1, shall neither be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

10.1	Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated July 5, 2011.

99.1	Air Methods Corporation Press Release, dated July 5, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR METHODS CORPORATION

	By:	/s/ Trent J. Carman
Date: July 6, 2011		Trent J. Carman, Chief Financial Officer

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 EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated July 5, 2011.

99.1	Air Methods Corporation Press Release, dated July 5, 2011.